UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  February 15, 2008

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number

1-8841 2-27612	FPL GROUP, INC. FLORIDA POWER & LIGHT COMPANY 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419 59-0247775

State or other jurisdiction of incorporation or organization: Florida
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(A)

On February 15, 2008, the FPL Group, Inc. ("FPL Group" or the "Company") board of directors appointed Armando Pimentel, Jr., 45, as Vice President, Finance of the Company effective immediately, and in addition appointed Mr. Pimentel as Chief Financial Officer of the Company effective on the day after the date on which the Company files its Quarterly Report on Form 10-Q for the quarter ending March 31, 2008 (the "Effective Date"). The board of directors of Florida Power & Light Company ("FPL") appointed Mr. Pimentel as Senior Vice President, Finance effective February 15, 2008, and in addition appointed Mr. Pimentel as Chief Financial Officer of FPL effective on the Effective Date. Prior to joining the Company and FPL, Mr. Pimentel had been a partner of Deloitte & Touche LLP, an independent registered public accounting firm, since 1998.

The material components of Mr. Pimentel's compensation are as follows:
•	2008 annual rate of base salary - $525,000

•

Participation in the Executive Annual Incentive Plan in 2008 with a target award equal to 70% of annual rate of base salary (other material terms of awards under the Executive Annual Incentive Plan, which is subject to shareholder approval, are described in the Current Report on Form 8-K filed by the Company on December 20, 2007).

•

Equity grants under the Company's Amended and Restated Long Term Incentive Plan, including (i) options to purchase 17,440 shares of the Company's common stock, par value $.01 per share, at an exercise price of $64.69 per share (the closing price of the Company's common stock on the date of grant), (ii) 7,298 shares of restricted stock, vesting one-third per year over three years subject to the Company's attainment of an adjusted net income target established by the Compensation Committee, and (iii) 5,493 performance shares (at target) for the three-year performance period beginning January 1, 2008, with such other terms and conditions as are materially consistent with the terms and conditions of such awards for all executive officers, which terms and conditions are set forth in the forms of equity award agreements filed as exhibits 10(a), 10(b) and 10(c) hereto and incorporated herein by this reference.

•

The Company and Mr. Pimentel will execute an Executive Retention Employment Agreement ("Retention Agreement") which will provide, upon a change of control, for: (i) an employment protection period ("Protection Period") of three years, and (ii) accelerated vesting of restricted stock, options and 50% of outstanding performance awards. In addition, the remaining 50% of outstanding performance awards will vest one year after the change of control. If Mr. Pimentel's employment is terminated during the Protection Period, he will receive cash severance equal to three times the sum of his annual base salary plus annual incentive compensation, plus the incremental increase in value of his Supplemental Executive Retirement Plan ("SERP") benefits calculated as if he had worked for three years after his termination date, plus continued participation in welfare benefits and certain perquisites and certain limited outplacement and relocation allowances. The amount payable will be grossed up for any applicable excise taxes unless the sum of all payments due to Mr. Pimentel under the Retention Agreement are 110% or less of the applicable limit under applicable tax law, in which event the payment will be cut back to an amount such that no excise taxes will be payable.

•

Mr. Pimentel will participate in the Company's SERP as a "Class A" participant (one for whom base salary and annual incentive compensation are included when calculating his benefits) and will receive basic credits at twice the normal rate when calculating his supplemental pension benefit under the SERP.

•

To offset the loss of potential retirement benefits from a prior employer, Mr. Pimentel will receive three annual contributions to the defined benefit portion of his SERP account of $150,000 each, with the first contribution credited upon hire and subsequent contributions credited on the first and second anniversaries of hire (provided Mr. Pimentel then remains in the Company's employ).

•	A signing bonus in the amount of $50,000.

•	Other personal benefits as are available to other executive officers.
(B)

On February 15, 2008 the FPL Group board of directors approved a change in Moray P. Dewhurst's title to Vice President and Chief Financial Officer until the Effective Date, at which time Mr. Dewhurst will relinquish the title of Chief Financial Officer. Effective February 15, 2008, the FPL board of directors approved a change in Moray P. Dewhurst's title to Senior Vice President and Chief Financial Officer until the Effective Date, at which time Mr. Dewhurst will relinquish the title of Chief Financial Officer.

(C)

The Company's split-dollar life insurance program ("Split-Dollar Program") was terminated effective December 31, 2007. Upon such termination, the Company received the proceeds of certain terminated life insurance policies. In order to provide each participant in the Split-Dollar Program with value roughly equivalent to that which such participant had accrued under the Split-Dollar Program, the Compensation Committee approved a special credit to the defined contribution portion of the participating executive officer's SERP account, effective February 15, 2008, substantially equivalent in value to the value of each participating executive officer's split dollar life insurance policy on the Split-Dollar Program termination date. Mr. Dewhurst, who did not participate in the Split-Dollar Program, did not receive such a credit.

Credits equivalent to the following amounts were applied to the SERP accounts of the participating named executive officers:

	Lewis Hay, III	$170,000
	James L. Robo	$90,000
	Armando Olivera	$200,000
	John A. Stall	$90,000
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 15, 2008, the board of directors of FPL Group adopted several amendments to FPL Group's Bylaws, effective immediately. The amendments relate to the following:
(i)

FPL Group's Bylaws prior to the amendment provided that no person who shall have attained the age of 72 years by the date of election shall be eligible for election as a director of the Company. The amendment adds a proviso that, by unanimous approval of all of the directors then in office (except the director whose qualification is the subject of the action), a director then in office may be made eligible for election as a director until either the date of election next following such director's 73rd birthday or the date of election next following such director's 74th birthday.

(ii)	The number of inspectors of election to be appointed by the board for each shareholder meeting was reduced from between two and seven to between one and five.

(iii)	E-mail, facsimile and reputable overnight delivery service were added to the methods by which notice of a special meeting of the board may be given.
A copy of the amendments to FPL Group's Bylaws is attached hereto as Exhibit 3 and is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
Exhibit Number	Description		FPL Group	FPL
3	Amendments dated February 15, 2008 to the FPL Group, Inc. Bylaws		x
10(a)	Form of FPL Group Amended and Restated Long Term Incentive Plan Restricted Stock Award Agreement effective February 15, 2008		x	x
10(b)	Form of FPL Group Amended and Restated Long Term Incentive Plan Stock Option Award - Non-Qualified Stock Option Agreement effective February 15, 2008		x	x
10(c)	Form of FPL Group Amended and Restated Long Term Incentive Plan Performance Share Award Agreement effective February 15, 2008		x	x

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
FPL GROUP, INC. FLORIDA POWER & LIGHT COMPANY
(Registrants)
Date: February 22, 2008

K. MICHAEL DAVIS

K. Michael Davis
Controller and Chief Accounting Officer of FPL Group, Inc. Vice President, Accounting and Chief Accounting Officer of Florida Power & Light Company (Principal Accounting Officer of the Registrants)